POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of July, 2000.

                                                              Eugene R. McGrath
                                                              Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of July, 2000.

                                Joan S. Freilich
                                Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 9th day of August, 2000.

                                Hyman Schoenblum
                                Hyman Schoenblum

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 26th day of July, 2000.

                                E. Virgil Conway
                                E. Virgil Conway

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of July, 2000.

                                 Gordon J. Davis
                                 Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of July, 2000.

                                  Ruth M. Davis
                                  Ruth M. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 26th day of July, 2000.

                                 Ellen V. Futter
                                 Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of July, 2000.

                                                      Sally Hernandez-Pinero
                                                      Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of July, 2000.

                                 Peter W. Likins
                                 Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of July, 2000.

                                                         George Campbell, Jr.
                                                         George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of July, 2000.

                                Richard A. Voell
                                Richard A. Voell